UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2012

NIMIN ENERGY CORP.

(Exact Name of Registrant as Specified in Charter)

ALBERTA, CANADA	000-54162	61-1606563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NiMin Energy Corp.

1160 Eugenia Place, Suite 100

Carpinteria, California 93013

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: Tel: 805.566.2900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On April 26, 2012, NiMin Energy Corp. (the “Company” or “NiMin”) and its wholly-owned subsidiary, Legacy Energy, Inc. (“Legacy”), entered into a Purchase and Sale Agreement (the “California Purchase and Sale Agreement”) with Southern San Joaquin Production, LLC, a Delaware limited liability company (“California Purchaser”), providing for the sale by Legacy of its assets in California’s San Joaquin Basin (the “California Assets”). The California Purchase and Sale Agreement was approved by the Company’s board of directors.

Purchase Price. The total consideration for the purchase, sale and conveyance of the California Assets, as more specifically described in the California Purchase and Sale Agreement, is the of the sum of US$27,200,000 in cash, subject to adjustments (the “California Purchase Price”), including increases to the California Purchase Price for certain taxes and allocation of expenses and revenues and decreases to the California Purchase Price for allocated values of those assets comprising the California Assets not conveyed at closing due to an unresolved preferential right or consent, title defects, environmental defects, certain taxes and allocation of expenses and revenues. “California Effective Time” means, if the transactions contemplated by the California Purchase and Sale Agreement are consummated in accordance with the terms of the California Purchase and Sale Agreement, the ownership of the California Assets shall be transferred from Legacy to the California Purchaser on the closing date of the transaction, and effective as of 7:00 a.m. local time where the California assets are located on April 1, 2012.

Representations and Warranties. The California Purchase and Sale Agreement contains a number of customary mutual representations and warranties of Legacy and NiMin to the California Purchaser and of the California Purchaser to Legacy and NiMin, relating to, among other things: existence, including corporate organization, qualification and good standing; legal power and right to enter into and perform the California Purchase and Sale Agreement and the transactions contemplated thereby; consummation of transactions contemplated by the California Purchase and Sale Agreement does not violate or conflict with governing documents, material agreements, any judgment, order, ruling or decree applicable to such party and applicable law; authorization, execution, delivery and enforceability of the California Purchase and Sale Agreement; broker’s and finder’s fees; no bankruptcy, reorganization or arrangement proceedings; and no material suit, action claim, investigation or inquiry threatened.

The California Purchase and Sale Agreement contains additional representations and warranties of Legacy and NiMin to the California Purchaser, relating to, among other things: rentals, royalties and other certain payments paid, except those amounts in suspense; tax matters, including the filing of tax returns; absence of material breach or material default under material contracts; conveyance of California Assets free and clear of liens, mortgages and encumbrances except as permitted under the California Purchase and Sale Agreement; no preferential rights to purchase, options to purchase, consents to assign or confidentiality agreements affecting the California Assets; compliance with laws; permits; no take-or-pay or calls on production; sufficient rights to operate; current commitments; and employees.

Additionally, the California Purchase and Sale Agreement also contains further representations and warranties of the California Purchaser to Legacy and NiMin, relating to, among other things: qualification to own and operate the California Assets; acquisition of the California Assets for the California Purchaser’s own account; sufficient financial resources; satisfaction with due diligence investigation subject to the California Purchase and Sale Agreement; and no consent, approval, waiver, authorization, notice or filing required to be obtained or made by the California Purchaser in connection with the execution, delivery and performance by the California Purchaser of the California Purchase and Sale Agreement.

The representations and warranties of the Company contained in the California Purchase and Sale Agreement have been made solely for the benefit of the California Purchaser. In addition, such representations and warranties (a) have been made only for purposes of the California Purchase and Sale Agreement, (b) may be qualified by disclosures made to California Purchaser in connection with the California Purchase and Sale Agreement, (c) are subject to materiality qualifications contained in the California Purchase and Sale Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the California Purchase and Sale Agreement or such other date as is specified in the California Purchase and Sale Agreement and (e) have been included in the California Purchase and Sale Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the California Purchase and Sale Agreement is included with this filing only to provide investors with information regarding the terms of the California Purchase and Sale Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the California Purchase and Sale Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The California Purchase and Sale Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, proxy statements and other documents that the Company files with the Securities and Exchange Commission.

Conditions to Completion of the California Sale. The California Purchase and Sale Agreement contains conditions precedent to the obligations of Legacy and the Company to complete the transaction, including:

•	The representations and warranties of the California Purchaser shall be true and correct in all material respects on the closing date of the California Sale;

•

California Purchaser shall have performed all material obligations, covenants and agreements contained in the California Purchase and Sale Agreement to be performed or complied with by it at or prior to the closing of the California Sale;

•	No suit, action or other proceeding shall be pending or threatened;

•	The California Purchaser shall have delivered to Legacy the California Purchase Price pursuant to the California Purchase and Sale Agreement;

•

The California Purchaser shall have executed, acknowledged and delivered, as appropriate, to Legacy all closing documents as required under the California Purchase and Sale Agreement (including the California Purchase Price, net of adjustments and less an indemnity escrow amount, deliver to escrow agent an indemnity escrow amount and possession of the California Assets);

•	All appropriate consents have been obtained and preferential rights exercised or elapsed;

•	NiMin shareholder approval shall have been obtained;

•	Holders of not more than ten percent (10%) of the issued and outstanding common shares of the Company have exercised rights of dissent in connection with the California Sale; and

•

Legacy shall have received evidence that any approval required in connection with the sale of the California Assets to the California Purchaser have been obtained as contemplated pursuant to required approvals under the California Purchase and Sale Agreement.

Legacy and NiMin shall use their reasonable commercial efforts to satisfy and comply with the conditions precedent for the benefit of Legacy and NiMin and those for the benefit of the California Purchaser.

The California Purchase and Sale Agreement contains conditions precedent to the obligations of the California Purchaser to complete the transaction, including:

•	The representations and warranties of Legacy and NiMin shall be true and correct in all material respects on the closing date of the California Sale;

•

Legacy and NiMin shall have performed all material obligations, covenants and agreements contained in the California Purchase and Sale Agreement to be performed or complied with by it at or prior to the closing of the California Sale;

•	No suit, action or other proceeding shall be pending or threatened;

•

Legacy shall have executed, acknowledged and delivered, as appropriate, to the California Purchaser all closing documents as required under the California Purchase and Sale Agreement (including an assignment, escrow agreement, affidavit of non-foreign status, withholding certificate, change of operator forms and releases from employees) and delivered to the California Purchaser possession of the California Assets;

•	NiMin shareholder approval shall have been obtained; and

•

The California Purchaser shall have received evidence that any approval required in connection with the sale of the California Assets to the California Purchaser have been obtained as contemplated pursuant to required approvals under the California Purchase and Sale Agreement.

The California Purchaser shall use their reasonable commercial efforts to satisfy and comply with the conditions precedent for the benefit of Legacy and NiMin and those for the benefit of the California Purchaser.

Covenants and Operation of the California Assets. Covenants are provided by the parties in reference to: operations after the California Effective Time; limitations on the operational obligations and liabilities of Legacy; the annual and special meeting of shareholders of the Company (the “Meeting”); required approvals, the operation of the California Assets after the closing of the California Sale; casualty loss; operatorship; and personnel.

Survival. The representations, warranties, covenants and obligations of Legacy under the California Purchase and Sale Agreement will survive closing for sixty (60) days only, provided NiMin will be responsible for such representations, warranties, covenants and obligations after such sixty (60) day period until six (6) months from closing of the California Sale. Any claim for indemnification or breach of representation or warranty properly raised prior to the expiration of such representation or warrant will survive until such claim and the payment and the indemnity with respect thereto are resolved, provided, that in no event shall Legacy’s and/or NiMin’s liability for any such claims exceed in the aggregate $3,000,000 deposited pursuant to the indemnity escrow agreement.

Termination Events. The California Purchase and Sale Agreement may be terminated at any time at or prior to the closing of the California Sale, by way of certain termination events including the following:

•	by mutual written consent of the parties;

•

by Legacy on the closing date of the California Sale if Legacy’s conditions to close have not been satisfied in all material respects by the California Purchaser or waived by Legacy in writing by the closing date;

•

by the California Purchaser on the closing date of the California Sale if the California Purchaser’s conditions to close have not been satisfied in all material respects by Legacy and NiMin or waived by the California Purchaser in writing by the closing date;

•	by either party if the closing of the California Sale shall not have occurred on or before July 20, 2012;

•

by either party if any governmental authority shall have issued an order, judgment or decree or taken any other action challenging, delaying, restraining, enjoining, prohibiting or invalidating the consummation of any of the transactions contemplated by the California Purchase and Sale Agreement;

•

by either party if the aggregate amount of all California Purchase Price adjustments with respect to uncured title defects plus environmental defect values exceeds fifteen percent (15%) of the California Purchase Price.

Indemnification. The California Purchase and Sale Agreement sets out certain indemnifications in favor of Legacy from claims relating to or arising out of certain assumed obligations and certain indemnifications in favor of the California Purchaser relating to or arising out of retained obligations.

Indemnity Escrow. At closing of the California Sale, the California Purchaser shall pay to an escrow agent $3,000,000 in accordance with terms of the California Purchase and Sale Agreement and an escrow agreement to be entered into at closing by and among the California Purchaser, Legacy and the escrow agent. Any indemnity payment that Legacy or NiMin is obligated to make to the California Purchaser shall be paid by way of the escrowed funds in accordance with the terms of the escrow agreement.

Governing Law. The California Purchase and Sale Agreement will be governed and construed in accordance with the laws of the State of California, with the parties agreeing to venue in Los Angeles County, California.

A copy of the California Purchase and Sale Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It:

This communication may be deemed to be solicitation material in respect of the proposed sale of assets and the subsequent liquidation and dissolution of the Company. In connection with the proposed transaction, the Company intends to file a management information circular/proxy statement (the “Circular”) and other relevant materials with the Securities and Exchange

Commission. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE CIRCULAR, WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the Circular and other documents filed by the Company with the Securities and Exchange Commission (when available) at the Securities and Exchange Commission’s website at http://www.sec.gov or at the Company’s website at http://www.niminenergy.com. The Circular and other relevant materials (when available) may also be obtained for free from the Company by directing a request to NiMin Energy Corp., 1160 Eugenia Place, Suite 100, Carpinteria, California USA 93013; telephone (805) 566-2900. The contents of the websites referenced above are not deemed to be incorporated by reference into the Circular.

Participants in Solicitation:

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transactions. Information concerning the interests of the Company’s participants in the solicitation is, and will be, set forth in the Company’s Circular and Annual Reports on Form 10-K, previously or in the future filed with the Securities and Exchange Commission, and in the Circulars relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov and from the Company at http://www.niminenergy.com, or by directing a request to NiMin Energy Corp., 1160 Eugenia Place, Suite 100, Carpinteria, California USA 93013; telephone (805)

566-2900.

Forward-Looking Statements:

This Current Report on Form 8-K contains forward-looking statements and information (“forward-looking statements”), as defined by the Private Securities Litigation Reform Act of 1995, and within the meaning of other applicable securities laws regarding the sale of assets, the preparation and mailing of the Circular, the approval of matters to be presented to shareholders at the Meeting, the timing of the Meeting, the liabilities of the Company, the net proceeds available for distribution, the dissolution of Legacy and NiMin and the distribution of funds to shareholders. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. Although NiMin believes that the expectations reflected in its forward-looking statements are reasonable, such statements have been based upon currently available information to NiMin. Such statements are subject to known and unknown risks, uncertainties and other factors that could influence actual results or events and cause actual results or events to differ materially from those stated, anticipated or implied in forward-looking statements. Risks include, but are not limited to: receipt of all required regulatory and shareholder approvals, satisfaction of the conditions to the sale of the California Assets and the sale of the Company’s assets in Wyoming’s Bug Horn Basin, changes in tax laws, the ability to liquidate the remaining assets of the Company, the ability to dissolve Legacy and NiMin and the risks associated with the oil and gas industry. The risks, uncertainties, material assumptions and other factors that could affect actual results are discussed in more detail in our Annual Information Form/Annual Report on Form 10-K and other documents available at www.sedar.com and www.sec.gov. Readers are cautioned to not place undue reliance on forward-

looking statements. The statements in this press release are made as of the date of this release, and, except as required by applicable law, NiMin does not undertake any obligation to publicly update or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements contained in this document are expressly qualified by this cautionary statement. NiMin undertakes no obligation to comment on analyses, expectations or statements made by third-parties in respect of the NiMin or the transactions discussed herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1 Purchase and Sale Agreement among Legacy Energy, Inc., NiMin Energy Corp. and Southern San Joaquin Production, LLC dated April 26, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIMIN ENERGY CORP.
(Registrant)

May 2, 2012	/s/ Clarence Cottman, III
Clarence Cottman, III
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase and Sale Agreement among Legacy Energy, Inc., NiMin Energy Corp. and Southern San Joaquin Production, LLC dated April 26, 2012